UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 26, 2010

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02           Results of Operations and Financial Conditions.

On October 26, 2010, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter ended September 30, 2010.  A copy of this press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

ITEM 5.03                                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Bylaws, effective October 26, 2010, which provides for the appointment of a lead director to the Board, and outlines the principal responsibilities of that position.

ITEM 8.01           Other Events.

The financial statement tables set forth in the press release issued by the Company on October 26, 2010 are also filed as Exhibit 99.2 hereto and are hereby incorporated by reference herein.

On October 26, 2010, the Company issued a press release announcing that, effective January 1, 2011, Sean M. Healey, President and Chief Executive Officer of the Company, will become Chairman of the Board, succeeding founder and Chairman William J. Nutt as Chairman.  Mr. Nutt will remain a member of the Board.  A copy of this press release is attached hereto as Exhibit 99.3 and is hereby incorporated by reference herein.

ITEM 9.01           Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on October 26, 2010.
99.2	Earnings Press Release Financial Statement Tables.
99.3	Press Release issued by the Company on October 26, 2010.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: October 26, 2010	By:	/S/ JOHN KINGSTON, III
		Name:	John Kingston, III
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on October 26, 2010.
99.2	Earnings Press Release Financial Statement Tables.
99.3	Press Release issued by the Company on October 26, 2010.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.